                                                                    Exhibit 10.1

================================================================================

                 MOULTRIE-COLQUITT COUNTY DEVELOPMENT AUTHORITY

                      (a public body corporate and politic)

                                    as Lessor

                                       and

                   SANDERSON FARMS, INC. (PROCESSING DIVISION)

                      (a corporation organized and existing
                   under the laws of the State of Mississippi)

                                    as Lessee

                                 LEASE AGREEMENT

                          Dated as of December 1, 2004

================================================================================

THE RIGHTS AND INTEREST OF MOULTRIE-COLQUITT COUNTY DEVELOPMENT AUTHORITY IN THE PROJECT LEASED HEREUNDER, THIS LEASE AGREEMENT AND CERTAIN REVENUES AND RECEIPTS DERIVED HEREUNDER, EXCEPT FOR CERTAIN UNASSIGNED RIGHTS, AS DEFINED HEREIN, HAVE BEEN ASSIGNED AND PLEDGED AS SECURITY FOR THE $80,000,000 MAXIMUM PRINCIPAL AMOUNT MOULTRIE-COLQUITT COUNTY DEVELOPMENT AUTHORITY TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND (SANDERSON FARMS, INC. (PROCESSING DIVISION) PROJECT), SERIES 2004, AS PROVIDED IN A DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT, OF EVEN DATE HEREWITH, BETWEEN MOULTRIE-COLQUITT COUNTY DEVELOPMENT AUTHORITY AND SANDERSON FARMS, INC. (PROCESSING DIVISION) AND SUCCESSOR HOLDERS OF SUCH BOND.

                                 LEASE AGREEMENT
                                TABLE OF CONTENTS

               (This Table of Contents is not a part of the Lease
              Agreement and is only for convenience of reference.)

PARTIES AND RECITALS........................................................................................................    1

ARTICLE I  DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..........................................................    3
           Section 1.1.     Definitions.....................................................................................    3
           Section 1.2.     Construction Of Certain Terms...................................................................   10
           Section 1.3.     Table of Contents; Titles and Headings..........................................................   10
           Section 1.4.     Contents of Certificates or Opinions............................................................   10

ARTICLE II REPRESENTATIONS AND UNDERTAKINGS.................................................................................   12
           Section 2.1.     Representations by the Issuer...................................................................   12
           Section 2.2.     Representations by the Company..................................................................   14

ARTICLE III LEASING CLAUSE; SECURITY; TITLE.................................................................................   15
           Section 3.1.     Lease of the Project............................................................................   15
           Section 3.2.     Security for Payments Under the Bond............................................................   15
           Section 3.3.     Warranties and Covenants of Issuer as to Title..................................................   15

ARTICLE IV ACQUISITION AND INSTALLATION OF THE PROJECT; ISSUANCE OF THE BOND; FUNDS.........................................   16
           Section 4.1.     Agreement to Acquire and Install the Project....................................................   16
           Section 4.2.     Agreement to Issue the Bond; Application of Proceeds............................................   16
           Section 4.3.     Disbursements of Bond Proceeds..................................................................   16
           Section 4.4.     Obligation of the Parties to Cooperate in Furnishing Documents; Reliance of the Custodian.......   17
           Section 4.5.     Excess Costs....................................................................................   17
           Section 4.6.     Authorized Company and Issuer Representatives...................................................   17
           Section 4.7.     Enforcement of Remedies Against Contractors and Subcontractors and Their Sureties and Against
                            Manufacturers and Vendors.......................................................................   17
           Section 4.8.     Establishment of Completion Date................................................................   18

ARTICLE V  EFFECTIVE DATE OF THIS LEASE; DURATION OF LEASE TERM; RENTAL PROVISIONS; NATURE OF OBLIGATIONS OF COMPANY........   19
           Section 5.1.     Effective Date of this Lease; Duration of Lease Term............................................   19
           Section 5.2.     Delivery and Acceptance of Possession...........................................................   19
           Section 5.3.     Rents and Other Amounts Payable.................................................................   19
           Section 5.4.     Place of Rental Payments........................................................................   20
           Section 5.5.     Nature of Obligations of Company Hereunder......................................................   20
           Section 5.6.     Restrictions on the Use of Project..............................................................   21

ARTICLE VI MAINTENANCE, TAXES, INSURANCE AND EMINENT DOMAIN.................................................................   22
           Section 6.1.     Maintenance of Project..........................................................................   22
           Section 6.2.     Removal of Fixtures and Equipment...............................................................   22
           Section 6.3.     Taxes, Other Governmental Charges, and Utility Charges..........................................   23
           Notwithstanding the foregoing, under the Act the Project, being property of the Issuer, is subject to the same exemption from ad valorem taxation as property of the City and County, and it is not expected that any actual ad valorem taxes will be due with respect to any tax year if on January 1 of
                             such year the Project is owned by the Issuer...................................................   23
           Section 6.4.     Insurance Required..............................................................................   23
           Section 6.5.     Application of Net Proceeds of Insurance........................................................   24
           Section 6.6.     Advances by the Issuer or the Holder............................................................   24
           Section 6.7.     Eminent Domain..................................................................................   25

ARTICLE VII DAMAGE, DESTRUCTION, AND CONDEMNATION...........................................................................   26
           Section 7.1.     Election to Repair, Restore or Replace..........................................................   26
           Section 7.2.     Election Not to Repair, Restore or Replace......................................................   26

ARTICLE VIII ADDITIONAL COVENANTS; ADDITIONAL BONDS.........................................................................   27
           Section 8.1.     No Warranty of Condition or Suitability by the Issuer...........................................   27
           Section 8.2.     Access to the Project and Records...............................................................   27
           Section 8.3.     Company to Maintain its Existence; Conditions Under Which Exceptions Permitted..................   27
           Section 8.4.     Good Standing in the State......................................................................   27
           Section 8.5.     Indemnity.......................................................................................   27
           Section 8.6.     Licenses and Permits............................................................................   28
           Section 8.7.     Compliance with Laws............................................................................   28

ARTICLE IX ASSIGNMENT, SUBLEASING, ENCUMBERING, AND SELLING; REDEMPTION; RENT PREPAYMENTS AND ABATEMENT; INSTALLATION OF
           COMPANY'S OWN MACHINERY AND EQUIPMENT............................................................................   30
           Section 9.1.     Assignment and Subleasing.......................................................................   30
           Section 9.2.     Restrictions on Sale, Encumbrance, or Conveyance of the Project by the Issuer...................   31
           Section 9.3.     Pledge of this Lease by the Company; Easements..................................................   31
           Section 9.4.     Redemption of Bond..............................................................................   31
           Section 9.5.     Prepayment of Rents.............................................................................   31
           Section 9.6.     Company Entitled to Certain Rent Abatements if Bond Paid Prior to Maturity......................   32
           Section 9.7.     Installation of Other Machinery and Rented Equipment............................................   32
           Section 9.8.     Reference to Bond Ineffective After Bond Paid...................................................   32

ARTICLE X  EVENTS OF DEFAULT AND REMEDIES...................................................................................   33
           Section 10.1.    Events of Default Defined.......................................................................   33
           Section 10.2.    Remedies on Default.............................................................................   33
           Section 10.3.    Remedies Not Exclusive..........................................................................   34

           Section 10.4.    Company to Pay Fees and Expenses................................................................   34
           Section 10.5.    Waiver of Events of Default.....................................................................   35

ARTICLE XI OPTIONS IN FAVOR OF COMPANY......................................................................................   36
           Section 11.1.    Company's Option to Terminate Lease Term........................................................   36
           Section 11.2.    Option to Purchase Project......................................................................   36
           Section 11.3.    No Obligation to Exercise Options...............................................................   36
           Section 11.4.    Conveyance on Exercise of Option to Purchase....................................................   36
           Section 11.5.    Public Purpose of Lease and Option to Purchase..................................................   37
           Section 11.6.    Priority Position of Option.....................................................................   37

ARTICLE XII MISCELLANEOUS...................................................................................................   38
           Section 12.1.    Quiet Enjoyment.................................................................................   38
           Section 12.2.    Notices.........................................................................................   38
           Section 12.3.    Construction and Binding Effect.................................................................   39
           Section 12.4.    Severability....................................................................................   39
           Section 12.5.    Amounts Remaining in the Funds..................................................................   39
           Section 12.6.    Fees Paid by the Company........................................................................   39
           Section 12.7.    No Issuer Liability; Immunity of Members, Officers, and Employees of Issuer.....................   39
           Section 12.8.    Amendments, Changes, and Modifications..........................................................   40
           Section 12.9.    Execution of Counterparts.......................................................................   40
           Section 12.10.   Law Governing Construction of this Lease........................................................   40
           Section 12.11.   Covenants Run with Project......................................................................   40
           Section 12.12.   Subordination to Security Document..............................................................   40
           Section 12.13.   Net Lease.......................................................................................   40
           Section 12.14.   Surrender of Project............................................................................   40
           Section 12.15.   Immunity of Members, Managers, and Employees of Company.........................................   40
           Section 12.16.   Payments Due on Other than Business Days........................................................   41
           Section 12.17.   Clawback Provision..............................................................................   41

                                LEASE AGREEMENT

      This LEASE AGREEMENT (this "Lease"), dated as of December 1, 2004, by and between the MOULTRIE-COLQUITT COUNTY DEVELOPMENT AUTHORITY (the "Issuer"), a public body corporate and politic created and existing under the laws of the State of Georgia, party of the first part, and SANDERSON FARMS, INC. (PROCESSING DIVISION) (the "Company"), a corporation organized and existing under the laws of the State of Mississippi and qualified to do business in Georgia, party of the second part;

                              W I T N E S S E T H:

      WHEREAS, the Issuer is a public body corporate and politic and development authority duly created by local constitutional amendment Ga. L. 1960, p. 1402, amended by Ga. L, 1964, p. 403, further amended by Ga. L. 1976, p. 1773, and continued by Ga. L. 1985, p. 4745 (the "Act"); and

      WHEREAS, pursuant to the Act, the Issuer has been created for the purpose of promoting and expanding for the public good and welfare of the City of Moultrie (the "City") and Colquitt County (the "County") and their citizens, industry, agriculture, trade and commerce therein, and making long range plans therefor, and is authorized to acquire property including lands, improvements and equipment to be sold or leased to private persons, firms or corporations for operation, and to issue its revenue bonds to finance such property; and

      WHEREAS, the Issuer has been informed by Sanderson Farms, Inc. (Processing Division) (the "Company") that it plans to operate a new poultry processing plant and waste water treatment facility in the County and that: (a) the Company desires for the Issuer to issue its revenue bond to finance a capital project consisting of land, a building, other improvements to such land and equipment to be used therein (the "Project"); (b) the Company has estimated that the planning, acquisition, installation and carrying out of the Project, the issuance of the bond, and related costs permitted by the Act ("Costs of the Project") may require expenditures of bond proceeds of up to $80,000,000; and
(c) the Project is expected to create approximately 1,400 jobs in the County and will otherwise have a favorable impact on the welfare of the City and the County; and

      WHEREAS, it is desirable for the Issuer: (i) to sell and issue its Taxable Industrial Development Revenue Bond (Sanderson Farms, Inc. (Processing Division) Project), Series 2004 (the "Bond"), having a maximum principal amount not to exceed $80,000,000 (hereinafter called the "Maximum Principal Amount") to pay or reimburse costs of the Project; (ii) to acquire the Project; and (iii) to lease the Project to the Company under this Lease; and

      WHEREAS, pursuant to the resolution (the "Bond Resolution") adopted by the Issuer authorizing the issuance and sale of the Bond to the Company, as "Purchaser" and the initial "Bondholder", the execution of this Lease and the other Issuer Documents (identified in the Bond Resolution), the Issuer is pledging to the payment of the Bond the Pledged Security (as defined in the Security Document (hereinafter identified); and

      WHEREAS, the Issuer anticipates that (i) it will acquire land for the Project using the proceeds of a grant from the OneGeorgia Authority EDGE Fund in the amount of $2,275,000, (ii) costs of certain infrastructure for the Project will be paid for with proceeds of a EDA grant from the United States Department of Commerce in an amount of up to $1,200,000, and (iii) up to $500,000 of the proceeds of a grant from the Georgia Department of Community Affairs will be made available to defray the costs incurred in the installation of the force main connecting the waste water treatment plant to the spray field; and

      WHEREAS, in the Bond Resolution the Issuer found and determined that the economic benefits that will inure to the City, the County and to the State of Georgia, and their citizens from the Project and the operation thereof by the Company and the payments to be made by the Company under this Lease will be equal to or greater than the benefits to be derived by the Company under this Lease (including the purchase option granted to the Company herein) and from the grants referred to above (taking into account payments to be made by the Company should it fail to operate the Project or ceases operating the Project as provided in the Incentives and Reimbursement Agreement, defined herein); therefore, the use of proceeds of the Bond to pay Costs of the Project, the leasing of the Project to the Company under this Lease, the granting to the Company of the purchase option contained in this Lease, and the use of proceeds of various grants and other incentives being provided to the Company under the Incentives and Reimbursement Agreement, do not violate the prohibition in the Georgia constitution on the payment by public bodies of gratuities to private sector Persons.

      NOW, THEREFORE, in consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows, provided that, in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not constitute a general obligation of the Issuer but shall be payable solely out of the Pledged Security, and the Bond shall not constitute a general obligation of the Issuer nor constitute an indebtedness or general obligation of the State of Georgia or any other agency or political subdivision of the State of Georgia, within the meaning of any constitutional or statutory provision whatsoever:

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 1.1 DEFINITIONS. Certain capitalized words and terms used in this Lease are defined in the text hereof or in the Bond Resolution (defined below). In addition to the words and terms defined elsewhere herein and in the Bond Resolution, the following words and terms are defined terms under this Lease:

      "ACT" means local constitutional amendment Ga. L. 1960, p. 1402, amended by Ga. L, 1964, p. 403, further amended by Ga. L. 1976, p. 1773, and continued by Ga. L. 1985, p. 4745.

      "ADDITIONAL RENT" means the amounts payable by the Company, described in
Section 5.3(b) of this Lease.

      "ADDITIONS OR ALTERATIONS" means modifications, upgrades, alterations, additions, enlargements, or expansions to property comprising the Project.

      "AFFILIATE" means a Person which is controlled by the Company or its corporate successor, which controls the Company or its successor or which is under common control with the Company or its successor (direct or indirect ownership of more than fifty percent (50%) of the voting power constituting "control" of a Person for such purpose).

      "AGENCY AGREEMENT" means the Agency Agreement, dated as of the Document Date between the Issuer and the Company, in substantially the form attached to the Bond Resolution, as Exhibit D thereto, as it may be amended in accordance with Article IX of the Bond Resolution.

      "AUTHORIZED COMPANY REPRESENTATIVE" means the person who has executed this instrument on behalf of the Company and any other person at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Custodian, containing the specimen signature of such person and signed on behalf of the Company by an officer of the Company, or by an officer of each of its members. Such certificate or any subsequent or supplemental certificate so executed may designate an alternate or alternates.

      "AUTHORIZED ISSUER REPRESENTATIVE" means the person who has executed this instrument on behalf of the Issuer and any other person at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Custodian, containing the specimen signature of such person and signed on behalf of the Issuer by the Chairman or Vice Chairman of the Issuer. Such certificate or any subsequent or supplemental certificate so executed may designate an alternate or alternates.

      "BASIC RENT" means the rent payable by the Company to the Issuer, described under the subheading "Basic Rent" in Section 5.3(a) of this Lease.

      "BOND" means the Issuer's Taxable Industrial Development Revenue Bond (Sanderson Farms, Inc. (Processing Division) Project), Series 2004.

      "BOND GUARANTY AGREEMENT" means the Bond Guaranty Agreement, dated as of the Document Date, between the Company and the Purchaser, in substantially the form attached to the Bond Resolution as Exhibit F thereto, as it may hereafter be amended in accordance with Article IX of the Bond Resolution.

      "BOND PURCHASE LOAN AGREEMENT" means the Bond Purchase Loan Agreement, dated as of the Document Date, between the Issuer and the Purchaser, in substantially the form attached to the Bond Resolution as Exhibit C thereto as it may hereafter be amended in accordance with Article IX of the Bond Resolution.

      "BOND RESOLUTION" means the resolution, adopted by the Issuer, as it may hereafter be amended in accordance with the terms thereof, providing the terms and provisions under which the Bond will be issued and pursuant to which the Pledged Security is assigned and pledged as security for the payment of the principal of, premium, if any, and interest on the Bond; the term "Bond Resolution" shall include any resolution supplemental or amendatory thereto.

      "BOND SECURITY" means the Bond Resolution, the Financing Documents, and the Pledged Security.

      "BUSINESS DAY" means a day which is not a Saturday, Sunday, a legal holiday, or any other day on which banking institutions are authorized to be closed in the State.

      "CITY" means the City of Moultrie.

      "COMPANY" means Sanderson Farms, Inc. (Processing Division), a Mississippi corporation, and any successor lessee under this Lease.

      "COMPANY DOCUMENTS" means the Lease, Agency Agreement, the Security Document, the Bond Guaranty Agreement, the Bond Purchase Loan Agreement and the Incentives and Reimbursement Agreement.

      "COMPLETION DATE" means, as to the Leased Improvements, the first date on which the Leased Improvements have been substantially completed, as that date shall be certified as provided in Section 4.8 hereof.

      "CORPORATE SUCCESSOR" and "CORPORATE SUCCESSOR" mean any corporation, partnership, limited liability company or limited liability company into which the Company may merge, any corporation or limited liability company resulting from a consolidation to which the Company is a party or any corporation partnership, limited liability company or limited liability company to which the Company transfers its interest under the Lease, and also includes any Corporate Successor (as above defined, but substituting "corporate successor" for "Company") of a Corporate Successor.

      "COSTS OF THE PROJECT" means those aggregate costs and expenses paid or incurred in connection with the planning, development, acquisition, construction, equipping, installation and carrying out of the Project and permitted by the Act and Section 4.3 hereof to be paid or reimbursed from Bond proceeds.

      "COUNTY" means Colquitt County, Georgia.

      "CUSTODIAN" means the Company or any other Person that is serving from time to time as Custodian of the Funds.

      "DEBT SERVICE" and "DEBT SERVICE" mean the principal of, interest on and redemption price of the Bond.

      "DEBT SERVICE PAYMENT DATE" means any Principal Payment Date or Interest Payment Date and any date on which the Bond is to be redeemed, in whole or in part, and includes any special Debt Service Payment Date established as provided in Section 2.3 of the Bond Resolution.

      "DEFAULT INTEREST RATE" means as to delinquent payments of Basic Rent and Debt Service on the Bond, the Stated Interest Rate and as to delinquent payments of Additional Rent means the lesser of the Prime Rate plus 300 basis points or the maximum rate allowed by law.

      "DOCUMENT DATE" means December 1, 2004.

      "ENVIRONMENTAL LAWS" means all federal, state, and local laws, rules, regulations, ordinances, programs, permits, guidance, orders, and consent decrees relating to health, safety, and environmental matters, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, state and federal superlien and environmental cleanup programs and laws, and U.S. Department of Transportation regulations.

      "EVENT OF DEFAULT" means, when used with respect to this Lease, the events specified in Section 10.1 of this Lease, and when used with reference to any other instrument any "Event of Default, "event of default," "Default," or "default" (as such term is defined in such other instrument).

      "FINANCING DOCUMENTS" means Exhibits B through G to the Bond Resolution.

      "FUNDS" means the Project Fund and Sinking Fund.

      "GOVERNING BODY" means, as to the Issuer, the members of the Issuer acting as its board of directors.

      "GOVERNMENT OBLIGATIONS" means direct general obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of Treasury of the United States of America) or obligations the payment of the principal of and interest on which when due are fully and unconditionally guaranteed by the United States of America..

      "HOLDER" and "BONDHOLDER" mean the Person in whose name the Bond is registered on the registration books of the Issuer and, as stated in Section 4.2 of this Lease, initially means the Purchaser.

      "INCENTIVES AND REIMBURSEMENT AGREEMENT" means the Incentives and Reimbursement Agreement among the Issuer, the Company, Colquitt County, the City of Moultrie, the Colquitt County Board of Education, and the Colquitt County Board of Tax Assessors, in substantially the form attached to this Bond Resolution as Exhibit G, as it may hereafter be amended in accordance with
Article IX of the Bond Resolution.

      "INTEREST PAYMENT DATE" means December 1 of each year during the Lease Term, the date of the final maturity of the Bond and if the Bond is earlier retired in full by redemption the date of such retirement. If on any date any principal of the Bond is prepaid and redeemed only in part, such date shall be an Interest Payment Date on which interest, that has accrued on the principal being prepaid, shall also be paid.

      "ISSUER" means the Moultrie-Colquitt County Development Authority.

      "ISSUER DOCUMENTS" means the Lease, the Security Document, the Bond Purchase Loan Agreement, the Agency Agreement and the Incentives and Reimbursement Agreement.

      "LEASE" means this Lease Agreement between the Issuer and the Company, as it may be amended in accordance with Article IX of the Bond Resolution.

      "LEASED EQUIPMENT" means all machinery, equipment and other items of personal property that are both from time to time located on the Leased Land and owned by the Issuer and all replacements and substitutions for any portion thereof.

      "LEASED IMPROVEMENTS" means all buildings, structures and other improvements, building fixtures and goods to become fixtures from time to time located on the Leased Land and all Additions, Alterations, replacements and substitutions for any portion thereof.

      "LEASED LAND" means the land described in Exhibit A attached hereto.

      "LEASED PREMISES" means the Leased Land and the Leased Improvements.

      "LEASE TERM" means the term of this Lease as specified in Section 5.1 hereof.

      "LENDER" means any financial institution to which the Bond has been pledged.

      "MAXIMUM PRINCIPAL AMOUNT" means $80,000,000.

      "NET PROCEEDS" means, when used with respect to any proceeds of casualty insurance received with respect to any damage or destruction of the Project, proceeds of sale or any eminent domain award (or proceeds of sale in lieu of a taking by eminent domain) or with respect to any other recovery on a contractual claim or claim for damage to or for taking of the Project, or any part thereof, the gross proceeds from such insurance, eminent domain award, sale or recovery with respect to which that term is used remaining after payment of all costs and expenses (including attorneys' fees and reimbursable expenses) incurred in the collection of such gross proceeds.

      "OUTSTANDING" means a Bond, or portion thereof, which has been duly delivered by the Issuer under the Bond Resolution, except:

            (a) a Bond, or portion thereof, theretofore surrendered and canceled or required to be canceled by the Issuer,

            (b) a Bond, or portion thereof, which is deemed to have been paid in accordance with Article XI of the Bond Resolution, and

            (c) a Bond, or portion thereof, in substitution for which another Bond has been delivered under Section 2.7 of the Bond Resolution.

If the Bond, or any portion thereof, has been defeased pursuant to Article XI of the Bond Resolution, the Bond or such portion shall not be deemed to be Outstanding within the meaning of this provision.

      "PAYING AGENT" means the Company, acting as paying agent for the Issuer with respect to the payment of debt service on the Bond.

      "PERMITTED ENCUMBRANCES" means all encumbrances on any portion of the Project on the date the Issuer acquires title thereto, encumbrances to which the Company has consented or which the Company has granted or shall grant, and vendors, mechanics' and materialmen's liens arising from the acquisition, construction and equipping of Project or the repair, replacement or renovation of the Project, or any part thereof, provided that any such vendors', mechanics' and materialmen's liens shall be discharged prior to any foreclosure thereof.

      "PERMITTED INVESTMENTS" means any of the following classes of securities, to the extent to which investment in such securities is permitted under State law:

      (1) the local government investment pool created in Chapter 83 of Title 36 of the Official Code of Georgia Annotated;

      (2) bonds or obligations of the Issuer or bonds or obligations of the State or other counties, municipal corporations, and political subdivisions of the State;

      (3)   Government Obligations;

      (4) obligations of agencies of the United States government issued by the Federal Land Bank, the Federal Home Loan Bank, the Federal Intermediate Credit Bank, or the Central Bank for Cooperatives;

      (5) bonds or other obligations issued by any public housing agency or municipal corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United

            States government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States government;

      (6) securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an Affiliate thereof so long as:

            (a) the portfolio of such investment company or investment trust or common trust fund is limited to the obligations described in clause (3) above and repurchase agreements fully collateralized by any such obligations;

            (b) such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian;

            (c) such investment company or investment trust or common trust fund is managed so as to maintain its shares at a constant net asset value; and

            (d) securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within the State; and

      (7) certificates of deposit of national or state banks located within the State which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan or savings and loan associations located within the State which have deposits insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation or the Georgia Credit Union Deposit Insurance Corporation, including the certificates of deposit of any bank, savings and loan association, or building and loan association acting as depository, custodian, or trustee for any such Bond proceeds.

      The portion of the certificates of deposit described in clause (7) above in excess of the amount insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, or the Georgia Credit Union Deposit Insurance Corporation, if any, must be secured by deposit, with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association located within the State, of one or more of the following securities in an aggregate principal amount equal at least to the amount of such excess: direct and general obligations of the State or of any county or municipal corporation in the State, Government Obligations described in clause (3) above, obligations of the agencies of the United States government described in clause (4) above, or bonds, obligations, or project notes of public housing agencies, urban renewal agencies, or municipalities described in clause (5) above.

      "PERSON" means a natural person, business organization, public body, or legal entity.

      "PLEDGED SECURITY" means the Pledged Security described in the Security Document.

      "PRIME RATE" means the index rate, base rate or reference rate from time to time published as the Wall Street Journal Prime Rate.

      "PRINCIPAL BALANCE" means, as of any particular time (i) the total amount drawn down by the Issuer under the Bond Purchase Loan Agreement, reduced by (ii) any principal amounts which have theretofore been paid.

      "PRINCIPAL PAYMENT DATE" means the final maturity date of the Bond, unless the Bond is earlier retired in full by redemption.

      "PROJECT" means the Leased Land and the Leased Improvements and Leased Equipment as the same shall exist from time to time, but shall not include the force main connecting the waste water treatment plant to the sprayfield.

      "PROJECT FUND" means the "Moultrie-Colquitt County Development Authority Taxable Industrial Development Revenue Bond (Sanderson Farms, Inc. (Processing Division) Project), Series 2004--Project Fund" created by the Bond Resolution.

      "PURCHASER" means the Company, being the purchaser and initial Holder of the Bond.

      "REDEMPTION DATE" or "REDEMPTION DATE" means any date on which the Bond is to be prepaid and redeemed, in whole or in part, as established by the notice of redemption relating thereto.

      "REGISTER" means the registration books for the Bond maintained and to be maintained by the Registrar.

      "REGISTRAR" means the Company, acting on behalf of the Issuer, as registrar for the Bond.

      "REGULAR RECORD DATE" means, with respect to any Debt Service Payment Date, the 15th day of the calendar month next preceding such Debt Service Payment Date.

      "SECURITY DOCUMENT" means the instrument entitled "Deed to Secure Debt, Assignment of Rents and Leases and Security Agreement" from the Issuer to the Purchaser, its successors and assigns, in substantially the form attached to the Bond Resolution as Exhibit E.

      "SINKING FUND" means the "Moultrie-Colquitt County Development Authority Taxable Industrial Development Revenue Bond (Sanderson Farms, Inc. (Processing Division) Project), Series 2004--Sinking Fund" created by the Bond Resolution.

      "SPECIAL RECORD DATE" means the date established pursuant to the Bond Resolution for the payment of delinquent debt service and deficiency interest thereon.

      "STATE" means the State of Georgia.

      "UNASSIGNED RIGHTS" means all of the rights of the Issuer (i) to receive reimbursements and payments pursuant to Sections 5.3(b)(i) and 10.4 hereof, (ii) to receive notices under or pursuant to any provision of this Lease or the Bond Resolution (iii) certain consensual and enforcement rights pursuant to Sections 5.6, 6.3, 6.4, 8.7 and 10.2 hereof and (iv) to be indemnified as provided in Sections 6.6 and 8.5 of this Lease.

      SECTION 1.2. CONSTRUCTION OF CERTAIN TERMS. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, the following rules of construction shall apply:

      (1) the use of the masculine, feminine, or neuter gender is for convenience only and shall be deemed and construed to include correlative words of the masculine, feminine, or neuter gender, as appropriate;

      (2) "this Lease" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more leases supplemental to this Lease and entered into pursuant to the applicable provisions hereof;

      (3) all references in this instrument to designated "Articles," "Sections," and other subdivisions are to the designated articles, sections, and other subdivisions of this instrument;

      (4) the words "herein, "hereof," and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular article, section, or other subdivision;

      (5) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular; and

      (6) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated by the American Institute of Certified Public Accountants, on and as of the date of this Lease.

      SECTION 1.3. TABLE OF CONTENTS; TITLES AND HEADINGS. The table of contents, the titles of the articles, and the headings of the sections of this Lease are solely for convenience of reference, are not a part of this Lease, and shall not be deemed to affect the meaning, construction, or effect of any of its provisions.

      SECTION 1.4. CONTENTS OF CERTIFICATES OR OPINIONS. Every certificate or written opinion delivered by any director or official of the Issuer or the Company with respect to the compliance by the Issuer or the Company with any condition or covenant provided for in this Lease shall be delivered only after the person or persons signing the same has made such examination or investigation as is necessary to enable him, her or them to express an informed opinion as to whether or not such covenant or condition has been complied with. Any such certificate or opinion made or given by any director or official of the Issuer or the Company, insofar as it relates to legal or accounting matters, may be made or given in reliance upon an opinion of counsel or a letter of such accountant. Any such opinion of counsel or accountant's letter may be based (insofar as it relates to factual matters with respect to information which is in the possession of a director or an official of the Issuer, the Company or any third party) upon the certificate or opinion of, or representations, by such director or official of the Issuer, the Company or such third party on whom such counsel or accountant may reasonably rely, unless such counsel or such accountant knows that the certificate or opinion or representations with respect to the matters upon which his legal opinion or accountant's letter may be based, as aforesaid, is erroneous or in the exercise of reasonable care should have known that the same was erroneous. The same director or official of the Issuer, the Company or third party, or the same counsel or accountant, as the case may be, need not certify or opine to all of the matters required to be certified or opined under any provision of this Lease, but different directors, officials, counsel, or accountants may certify or opine to different matters, respectively.

                               [End of Article I]

                                   ARTICLE II

                        REPRESENTATIONS AND UNDERTAKINGS

      SECTION 2.1. REPRESENTATIONS BY THE ISSUER. The Issuer makes the following representations and warranties as the basis for the undertakings on its part herein contained:

      (a)Creation and Authority. The Issuer is a development authority and a public body corporate and politic duly created and validly existing under the laws of the State. The Issuer has all requisite power and authority under the Act and the laws of the State (i) to issue the Bond, (ii) to acquire, construct, and equip the Project and to lease the same to the Company, and (iii) to enter into, perform its obligations under, and exercise its rights under the Issuer Documents. The Issuer has found that the Project will promote and expand for the public good and welfare industry and trade within the County and reduce unemployment and has found that the Project is for the lawful and valid public purposes set forth in the Act.

      (b) Pending Litigation. There are no actions, suits, proceedings, inquiries, or investigations pending or, to the knowledge of the Issuer, after making due inquiry with respect thereto, threatened against or affecting the Issuer in any court or by or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by the Issuer Documents or which, in any way, would adversely affect the validity or enforceability of the Bond, the Bond Resolution, this Lease, or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby, nor is the Issuer aware of any facts or circumstances presently existing which would form the basis for any such actions, suits, proceedings, inquiries, or investigations.

      (c) Issue, Sale, and Other Transactions Are Legal and Authorized. The issue and sale of the Bond, the execution and delivery by the Issuer of the Issuer Documents, and the adoption by the Issuer of the Bond Resolution and the compliance by the Issuer with all of the provisions of each thereof (i) are within the purposes, powers, and authority of the Issuer, (ii) have been done in full compliance with the provisions of the Act and have been or will be approved by the Governing Body of the Issuer, and (iii) the Bond and the Issuer Documents have been or will be duly authorized by all necessary action on the part of the Issuer, have been or will be duly executed, are legal and valid and do not or will not conflict with or constitute on the part of the Issuer a violation of or a breach of or a default under, or result in the creation or imposition of any lien, charge, restriction, or encumbrance upon any property of the Issuer under the provisions of, any charter instrument, bylaw, indenture, mortgage, deed to secure debt, pledge, note, lease, loan, or installment sale agreement, contract, or other agreement or instrument to which the Issuer is a party or by which the Issuer or its properties are otherwise subject or bound, or any license, judgment, decree, law, statute, order, writ, injunction, demand, rule, or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties.

      (d) Governmental Consents. Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other Person, nor any circumstance in connection with the offer, issue, sale, or delivery of the Bond is such as to require the consent, approval, permission, order, license, or authorization of, or the filing, registration, or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery, and performance of the Issuer Documents, the adoption of the Bond Resolution, the consummation of any transaction therein contemplated, or the offer, issue, sale, or delivery of the Bond, except as shall have been or will be obtained.

      (e) No Defaults. To the knowledge of the Issuer, after making due inquiry with respect thereto, no event has occurred and no condition exists which would constitute an Event of Default or which, with the lapse of time or with the giving of notice or both, would become an Event of Default hereunder. To the knowledge of the Issuer, after making due inquiry with respect thereto, the Issuer is not in default or violation in any material respect under the Act or under any charter instrument, bylaw, or other agreement or instrument to which it is a party or by which it may be bound.

      (f) No Prior Pledge. Neither the Project, this Lease, nor any of the payments or amounts to be received by the Issuer hereunder have been or will be mortgaged, pledged, or hypothecated by the Issuer in any manner or for any purpose or have been or will be the subject of a grant of a security interest by the Issuer other than as security for the payment of the Bond, as shall be provided in the Bond Resolution and the Security Document.

      (g) Disclosure. The representations of the Issuer to be contained in the Issuer Documents and any certificate, document, written statement, or other instrument furnished or to be furnished to the Company by or on behalf of the Issuer in connection with the transactions contemplated thereby do not or will not contain any untrue statement of a material fact relating to the Issuer and do not or will not omit to state a material fact relating to the Issuer necessary in order to make the statements contained herein and therein relating to the Issuer not misleading. Nothing has come to the attention of the Issuer which would materially and adversely affect or in the future may (so far as the Issuer can now reasonably foresee) materially and adversely affect the acquisition of the Project by the Issuer or any other transactions contemplated by the Issuer Documents and the Bond Resolution which has not been or will not be set forth in writing to the Company and the Purchaser or in the certificates, documents, and instruments furnished to the Company and the Purchaser by or on behalf of the Issuer on or prior to the date of the issuance of the Bond.

      (h) Compliance with Conditions Precedent to the Issuance of the Bond. All acts, conditions, and things required to exist, happen, and be performed precedent to and in the execution and delivery by the Issuer of the Bond shall exist, have happened, and will be performed in due time, form, and manner as required by law; the issuance of the Bond, together with all other obligations of the Issuer, will not exceed or violate any constitutional or statutory limitation.

      (i) Grants. The Issuer will use its reasonable best efforts to cause the proceed of the grants referred to in the recitals here to and in the Incentives and Reimbursement Agreement to be received and applied as provided in said recitals and in the Incentives and Reimbursement Agreement. However, the Issuer does not guaranty that such proceeds will be received and shall suffer no liability for the failure of any of such grants to be received in the amounts stated in said recitals and in the Incentives and Reimbursement Agreement.

      SECTION 2.2. REPRESENTATIONS BY THE COMPANY. The Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

      (a) Organization and Power. The Company is a corporation duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Mississippi and is qualified to do business in Georgia, and has all requisite power and authority to lease the Project from the Issuer and to enter into, perform its obligations under, and exercise its rights under the Company Documents.

      (b) Agreements Are Legal and Authorized. The Company Documents, the consummation of the transactions therein contemplated, and the fulfillment of or the compliance with all of the provisions thereof (i) are within the power, legal right, and authority of the Company, (ii) have been or will be duly authorized by all necessary and appropriate action on the part of the Company,
(iii) have been or will be duly executed and delivered on the part of the Company, (iv) are legal and valid as to the Company, and (v) will not conflict with or constitute on the part of the Company a violation of or a breach of or a default under any charter instrument, bylaw, indenture, mortgage, deed to secure debt, pledge, note, lease, loan, or installment sale agreement, contract, or other agreement or instrument to which the Company is a party or by which the Company or its properties are otherwise subject or bound which would have a material adverse impact on the Company's ability to perform its obligations hereunder, or any judgment, order, writ, injunction, decree, or demand of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties.

      (c) No Defaults. No event has occurred and no condition exists that would constitute an Event of Default by the Company or which, with the lapse of time or with the giving of notice or both, would become an Event of Default by the Company hereunder.

      (d) Disclosure. The representations of the Company contained in the Company Documents and any certificate, document, written statement, or other instrument furnished by or on behalf of the Company to the Issuer or Purchaser in connection with the transactions contemplated hereby, do not or will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact that the Company has not disclosed to the Issuer and to the Purchaser in writing that materially and adversely affects or in the future may (so far as the Company can now reasonably foresee) materially and adversely affect the acquisition of the Project or the ability of the Company to perform its obligations under the Company Documents or any of the documents or transactions contemplated thereby which has not been set forth in writing to the Issuer and to the Purchaser or in the certificates, documents, and instruments furnished to the Issuer and to the Purchaser by or on behalf of the Company prior to the date of execution of this Lease in connection with the transactions contemplated hereby.

      (e) Inducement. The issuance of the Bond by the Issuer for the benefit of the Company has induced the Company to operate the Project within the County and thereby to promote industry and reduce unemployment in the County.

                               [End of Article II]

                                   ARTICLE III

                         LEASING CLAUSE; SECURITY; TITLE

      SECTION 3.1. LEASE OF THE PROJECT. The Issuer, as lessor, hereby leases to the Company, as lessee, and the Company hereby leases from the Issuer, the Project at the rental set forth in Section 5.3 hereof and for the Lease Term described in Section 5.1 hereof, all in accordance with the provisions of this Lease. Nothing in this Lease shall be construed to require the Issuer to operate the Project.

      SECTION 3.2. SECURITY FOR PAYMENTS UNDER THE BOND. As security for the payment of the Bond, the Issuer shall adopt the Bond Resolution, under the terms of which the Issuer shall execute and deliver to the Purchaser the Security Document, in which the Issuer shall grant unto the Purchaser, its successors and assigns, security title to the Project and shall assign unto the Purchaser, its successors and assigns, all of the right, title, interest, and remedies of the Issuer in, to, and under this Lease (except the Unassigned Rights), together with all rents, revenues, and amounts to be received by the Issuer hereunder (except for amounts the Issuer shall be entitled to receive and retain on account of being included in such Unassigned Rights), as security for, among other things, the payment of the Bond. The Company hereby agrees that its obligations to pay Basic Rent under this Lease shall be absolute and shall not be subject to any defense, except payment, or to any right of set off, counterclaim, or recoupment arising out of any breach by the Issuer of any obligation to the Company, whether hereunder or otherwise, or arising out of any indebtedness or liability at any time owing to the Company by the Issuer; provided, however, the Company shall not be obligated to pay Basic Rent if for any reason the Company is prevented or prohibited from receiving Debt Service during a period when the Company is also the Holder. The Company further agrees that all payments of rent required to be made under this Lease to the Issuer (except as otherwise provided herein in the case of Additional Rent) shall be paid directly to the Holder when required by the Bond Resolution or the Security Document. The Holder shall have all rights and remedies herein accorded to the Issuer (except for Unassigned Rights), and any reference herein to the Issuer shall be deemed, with the necessary changes in detail, to include the Purchaser or if the Bond shall have been transferred to a successor Holder, shall be deemed to include such successor Holder and the Purchaser or successor Holder shall be deemed to be and is a third party beneficiary of the representations, covenants, and agreements of the Company in favor of the Issuer herein contained (except for covenants and agreements pertaining to the Unassigned Rights).

      SECTION 3.3. WARRANTIES AND COVENANTS OF ISSUER AS TO TITLE. The Issuer hereby accepts ownership of and title to the Project. The Issuer disclaims any interest in any items of equipment and related personal property that are neither paid for with proceeds of the Bond nor Additions, Alterations, replacements or substitutions therefor. The Issuer warrants and covenants that, except for this Lease and the Security Document, the Issuer shall not otherwise encumber the Project or any part thereof. The Issuer covenants to take all acts necessary to defend its title to the Project and will do no act to impair such title, provided that such action is approved by the Company and the cost of such action is paid for in advance by the Company, or the Issuer is indemnified for such costs by the Company to the Issuer's satisfaction. The Issuer makes no warranty as to the design, suitability, condition or fitness for purpose of the Project.

                                   ARTICLE IV

                  ACQUISITION AND INSTALLATION OF THE PROJECT;
                           ISSUANCE OF THE BOND; FUNDS

      SECTION 4.1. AGREEMENT TO ACQUIRE AND INSTALL THE PROJECT. Simultaneously with the issuance and sale of the Bond, the Issuer will acquire title to the Project as it exists on such date of issuance. The Company, and not the Issuer, shall contract for any construction activities on the Leased Land. The Company, on its own behalf, as principal, and not as agent of the Issuer, will thereafter complete the construction and equipping of the Project. Title to the Leased Improvements and any Additions and Alterations, repairs or replacements shall vest in the Issuer as the same are constructed. The Company may, using its own funds, pay any of the Costs of the Project, and acquire any property which is to be a part of the Project in its own name, for the purpose of the later transfer of such property by the Company to the Issuer pursuant hereto. If any such property is subject to a Permitted Encumbrance that secures a debt obligation, the Issuer shall take such property subject to such Permitted Encumbrance, but shall not assume the same unless it agrees to do so in writing. The Company is not authorized to obligate the Issuer for any of the costs of completing the Project. The Company may make changes in the Project, so long as such changes do not violate any applicable provisions of law.

      SECTION 4.2. AGREEMENT TO ISSUE THE BOND; APPLICATION OF PROCEEDS. In order to provide funds for payment of the Costs of the Project, the Issuer shall issue the Bond to the Purchaser in the aggregate principal amount not to exceed $80,000,000 in exchange for the initial amount drawn down under the Bond Purchase Loan Agreement and, thereafter, acting through the Company as its agent, make such additional draws as are needed to pay Costs of the Project or reimburse the Company for Costs of the Project, provided that the aggregate amount to be drawn down shall not exceed $80,000,000 and no draws shall be made after the "Expiration Date" provided for in the Bond Purchase Loan Agreement. Amounts so drawn down shall be disbursed at the direction of the Company, as agent of the Issuer, to pay or to reimburse the Company for Costs of the Project described in Section 4.3, below, and Section 5.3 of the Bond Resolution. Draw requests shall comply with the requirements of the Bond Purchase Loan Agreement and any other agreements between the Company and the Issuer.

      SECTION 4.3. DISBURSEMENTS OF BOND PROCEEDS.

      (a) The Issuer hereby authorizes and directs the Company to act as its agent for the purpose of requesting disbursements under the Bond Purchase Loan Agreement to pay or reimburse the Costs of the Project in one or more disbursements, upon the submission by the Company to the Purchaser of a disbursement request in the form attached to the Bond Purchase Loan Agreement (a "Certificate and Requisition for Payment"). Such requests may be made at such time or times as the Company may elect and multiple previously incurred Costs of the Project may be the subject of a single request. Such disbursement requests must be signed by an Authorized Company Representative. It is agreed that advances under the Bond Purchase Loan Agreement may be made by the Purchaser transferring to the Issuer, at Purchaser's cost, of items of property that are to be a part of the Project, and in such case the same shall be treated as a receipt by the Project Fund of an amount equal to such Costs of the Project and a disbursement of such amount to the Purchaser in payment of the purchase price of such property.

      (b) Notwithstanding the foregoing, the Company when requesting draws under the Bond Purchase Loan Agreement on behalf of the Issuer, may request the Purchaser, or any successor Holder that has assumed the Purchaser's obligations, to advance funds under the Bond Purchase Loan Agreement, to make payments for Costs of the Project and payments in reimbursement for Costs of the Project directly to (i) contractors, materialmen, vendors and persons providing services in connection with the Project and the Bonds, (ii) to the Company or any Affiliate of the Company to reimburse Costs of the Project, or (iii) to any combination of the foregoing, in which case the Company shall reflect such draws and payments on its books relating to the Project.

      SECTION 4.4. OBLIGATION OF THE PARTIES TO COOPERATE IN FURNISHING DOCUMENTS; RELIANCE OF THE CUSTODIAN. Upon payment of any expenses of the Issuer incurred in connection therewith pursuant to Section 5.3(b)(i) hereof, the Issuer agrees to cooperate with the Company in furnishing to the Purchaser the documents referred to in Section 4.3 hereof that are required to effect disbursements of Bond Proceeds in accordance with Sections 4.3 hereof. In making any such disbursements, the Purchaser may rely on any such orders and certifications delivered to it pursuant to Section 4.3 hereof.

      SECTION 4.5. EXCESS COSTS. The Issuer does not make any warranty, either express or implied, that the amounts which will be drawn down under the Bond Purchase Loan Agreement, will be sufficient for the payment of all of the Costs of the Project. The Company agrees that it shall not be entitled to any reimbursement for any excess costs from the Issuer or from the Holder, nor shall it be entitled to any diminution of the amounts payable under Section 5.3(a) hereof.

      SECTION 4.6. AUTHORIZED COMPANY AND ISSUER REPRESENTATIVES. The Person executing this Lease on behalf of the Company shall be the initial Authorized Company Representative. Any other person at the time designated to act as Authorized Company Representative by written certificate furnished to the Issuer and the Custodian, containing the specimen signature of such person and signed on behalf of the Company by an officer of the Company, or by an officer of each of its members. Such certificate or any subsequent or supplemental certificate so executed may designate an alternate or alternates The person who has executed this instrument on behalf of the Issuer shall be the initial Authorized Issuer Representative. Any other person may be designated to act as Authorized Issuer Representative by written certificate furnished to the Company and the Custodian, containing the specimen signature of such person and signed on behalf of the Issuer by the Chairman or Vice Chairman of the Issuer. Such certificate or any subsequent or supplemental certificate so executed may designate an alternate or alternates.

      SECTION 4.7. ENFORCEMENT OF REMEDIES AGAINST CONTRACTORS AND SUBCONTRACTORS AND THEIR SURETIES AND AGAINST MANUFACTURERS AND VENDORS. The Issuer hereby authorizes the Company, as agent of the Issuer or in its own behalf, to take such action and institute such proceedings as the Company may elect in its sole discretion to cause and require all manufacturers, fabricators, vendors, contractors and subcontractors and suppliers to complete their contracts and honor any warranties relating to the Project diligently in accordance with the terms of such contracts, including, without limitation, the correction of any defects. The Issuer agrees that the Company may, from time to time, in its own name, or in the name of the Issuer, take such action as the Company may elect in its sole discretion against such manufacturers, fabricators, vendors, contractors and subcontractors and suppliers, and their sureties, to insure the proper acquisition, construction and equipping of the Project. To the extent that the Issuer, as owner of the Project, is the beneficiary of any warranties, the Issuer shall either assign such warranties to the Company or permit the Company to enforce the same as agent of the Issuer.

      The Issuer hereby authorizes the Company, as agent of the Issuer, and at the sole expense of the Company, to take such action and institute such proceedings as the Company may elect in its sole discretion to cause and require any manufacturers of the components of the Project and any dealer to fulfill their warranties and contractual responsibilities diligently in accordance with the terms of any purchase, lease, or installation contracts, including, without limitation, the correction of any defective parts or workmanship. The Issuer agrees that the Company may, from time to time, take such action as the Company may elect in its sole discretion, to insure the conformity of the Project to the specifications therefore.

      SECTION 4.8. ESTABLISHMENT OF COMPLETION DATE. When the Project has been substantially completed and placed in service, such fact shall be evidenced to the Issuer by a certificate of the Company, stating that the Project has been substantially completed and placed in service.

                               [End of Article IV]

                                    ARTICLE V

              EFFECTIVE DATE OF THIS LEASE; DURATION OF LEASE TERM;
               RENTAL PROVISIONS; NATURE OF OBLIGATIONS OF COMPANY

      SECTION 5.1. EFFECTIVE DATE OF THIS LEASE; DURATION OF LEASE TERM. This Lease shall become effective upon its delivery. The term of this Lease shall expire at 11:59 p.m. Moultrie, Georgia, time on December 1, 2019 subject to the provisions of this Lease permitting earlier termination (including particularly
Article XI hereof). Notwithstanding any expiration or termination of this Lease, those covenants and obligations that by the provisions hereof are stated to survive the expiration or termination of this Lease shall survive the expiration or earlier termination of this Lease. The Project may be used only for purposes permitted by the Act.

      SECTION 5.2. DELIVERY AND ACCEPTANCE OF POSSESSION. The Company shall, commencing with the date of delivery of this Lease, have possession, custody and control of the Project as it exists on such date and the Company hereby accepts such possession, custody and control. The Issuer covenants and agrees that it shall not take any action, other than pursuant to Article X of this Lease, to prevent the Company from having possession and enjoyment of the Project during the Lease Term and shall, at the request of the Company, if indemnified by the Company cooperate with the Company in order that the Company may have peaceful possession and enjoyment of the Project.

      SECTION 5.3. RENTS AND OTHER AMOUNTS PAYABLE.

      (a) Basic Rent: No Basic Rent shall be payable or shall accrue prior to the issuance of the Bond. From and after the issuance of the Bond and until the principal of and interest on the Bond shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Bond Resolution, the Company shall pay to the Holder for the account of the Issuer as Basic Rent for the Project on or before 11:00 a.m., Georgia time, on each date on which Debt Service on the Bond is due, a sum equal to the amount payable on that date as Debt Service on the Bond, as provided in Bond and in the Bond Resolution. Such Basic Rent payments shall be applied to and credited as Debt Service payments on the Bond.

      (b) Additional Rent:

         (i) The Company agrees that, during the Lease Term, it shall pay directly to the Issuer, as Additional Rent, an amount sufficient to reimburse the Issuer for all expenses and advances reasonably incurred by the Issuer hereunder in connection with the Project subsequent to the execution of this Lease, including, but not limited to, the reasonable fees and expenses of counsel for the Issuer, provided that the same are incurred as a result of the failure of the Company to comply with the terms of this Lease or are subject to payment or indemnification by the Company under Sections 5.3(b)(i), 6.6, 8.5 or
10.4 hereof. All payments of Additional Rent described in this paragraph shall be billed to the Company by the Issuer from time to time, together with a statement certifying that the amount for which reimbursement is sought for one or more of the above-described expenditures has been incurred or paid by the Issuer. Amounts so billed shall be paid by the Company within thirty (30) days after receipt of the bill by the Company; the right of the Issuer to payments under this paragraph is one of the Unassigned

Rights. In the event the Company shall fail to make any of the payments required in this Section 5.3(b)(i), the unpaid amount shall continue as an obligation of the Company until fully paid, and shall accrue interest from such thirtieth day at the lesser of: (i) the Default Interest Rate calculated on the basis of a 365/366 day year and actual number of days elapsed or (ii) the maximum rate allowed by law.

         (ii) The Company agrees that, during the Lease Term, it shall pay directly to the Holder, as Additional Rent, an amount sufficient to reimburse the Holder for all expenses and advances reasonably incurred by the Holder hereunder in connection with the Project subsequent to the execution of this Lease, including, but not limited to, the reasonable fees and expenses of counsel for the Holder, provided that the same are incurred as a result of the failure of the Company to comply with the terms of this Lease or are subject to indemnification by the Company under Sections 5.3(b)(ii), 6.6, 8.5 or 10.4 hereof. All payments of Additional Rent described in this paragraph shall be billed to the Company by the Holder from time to time, together with a statement: (i) if the bill relates to a reimbursement, certifying that the amount for which reimbursement is sought for one or more of the above described expenditures has been incurred or paid by the Holder and (ii) if the bill relates to an agreed annual or periodic administrative fee, certifying that the amount of the fee is in accordance such agreement and with the foregoing provisions of this paragraph. Amounts so billed shall be paid by the Company within thirty (30) days after receipt of the bill by the Company. In the event the Company shall fail to make any of the payments required in this Section 5.3(b)(ii), the unpaid amount shall continue as an obligation of the Company until fully paid, and shall accrue interest from such thirtieth day at the lesser of: (i) the Default Interest Rate calculated on the basis of a 365/366 day year and actual number of days elapsed or (ii) the maximum rate allowed by law. The Holder shall be a third party beneficiary of this Section 5.3(b)(ii) and shall be entitled to enforce the same against the Company.

      SECTION 5.4. PLACE OF RENTAL PAYMENTS. The Basic Rent provided for in
Section 5.3(a) hereof, shall be paid directly to the Holder for the account of the Issuer in the manner provided in the Bond or in the Bond Resolution for the Payment of Debt Service on the Bond. Such payments shall be made in lawful money of the United States of America; provided, however, that so long as the Company is both the Lessee of the Project and the Company, an Affiliate of the Company or a Lender is the Holder of the Bond, such payments may be made as bookkeeping entries on the books of the Company, the Holder or the Lender, as applicable, without the necessity of any funds being transmitted or any records being maintained with respect to the Sinking Fund.

      The Additional Rent provided for in Section 5.3(b)(i) and any interest on late payments thereof shall be payable directly to the Issuer. The Additional Rent provided for in Section 5.3(b)(ii) and any interest on late payments thereof shall be payable directly to the Holder.

      SECTION 5.5. NATURE OF OBLIGATIONS OF COMPANY HEREUNDER.

      (a) The obligations of the Company to make the payments required in
Section 5.3(a) and other sections hereof and to perform and observe any and all other covenants and agreements on its part contained herein shall be a general obligation of the Company and (b) shall be absolute and unconditional irrespective of any defense or any rights of set off, recoupment, or counterclaim, except payment, it may otherwise have against the Issuer or the Holder; provided, however, the Company shall not be obligated to pay Basic Rent if for any reason the Company is prevented or prohibited from receiving Debt Service during a period when the Company is also the Holder. The Company agrees that it shall not suspend, abate, reduce, abrogate, diminish, postpone, modify, or discontinue any payments provided for in Section 5.3 (a) hereof, or except as provided in Section 11.1 hereof, terminate its obligations under this Lease, for any contingency, act of God, event, or cause whatsoever, including, without limiting the generality of the foregoing, failure of the Company to occupy or to use the Project as contemplated in this Lease or otherwise, any change or delay in the time of availability of the Project, any acts or circumstances which may impair or preclude the use or possession of the Project, any defect in the title, design, operation, merchantability, fitness, or condition of the Project or in the suitability of the Project for the Company's purposes or needs, failure of consideration, any declaration or finding that the Bond is unenforceable or invalid, the invalidity of any provision of this Lease, any acts or circumstances that may constitute an eviction or constructive eviction, destruction of or damage to the Project, the taking by eminent domain of title to or the use of all or any part of the Project, failure of the Issuer's title to the Project or any part thereof, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or in the rules or regulations of any governmental authority, or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability, or obligation arising out of or connected with this Lease.

      (b) Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained. In the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance so long as such action does not abrogate the Company's obligations hereunder. The Issuer hereby agrees, to the extent legally permissible, that it shall not take or omit to take any action that would cause this Lease to be terminated without the prior written consent of the Holder of the Bond and any Lender.

      (c) The Company may, however, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its right of possession, occupancy, and use hereunder, and in such event the Issuer hereby agrees to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Issuer in any such action or proceeding if the Company shall so request.

      SECTION 5.6. RESTRICTIONS ON THE USE OF PROJECT. The Company shall not permit the Project, or any part thereof, to be used in any fashion that would violate any law. The Issuer's right to enforce this covenant shall be among the Unassigned Rights.

                               [End of Article V]

                                   ARTICLE VI

                          MAINTENANCE, TAXES, INSURANCE
                               AND EMINENT DOMAIN

      SECTION 6.1. MAINTENANCE OF PROJECT. The Issuer shall not be under any obligation to renew, repair, or maintain any portion of the Project or to remove and replace any inadequate, obsolete, worn out, unsuitable, undesirable, or unnecessary portion thereof. The Company, shall maintain the Project at the expense of the Company. Subject to the provisions of Article VIII hereof, the Company, at its own expense, may from time to time make any Additions or Alterations and any modifications, upgrades, replacements and substitutions to the Project that it may deem desirable for its purposes. Subject to the provisions of Section 9.7 hereof, such Additions or Alterations and any modifications, upgrades, replacements and substitutions to the Project so made shall become a part of the Project. The Company shall not do or permit any other Person under its control to do any work in or about the Project or related to any repair, rebuilding, restoration, replacement, alteration of, or addition to the Project, or any part thereof, unless the Company or such other Person shall have first procured and paid for all requisite municipal and other governmental permits and authorizations. All such work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, governmental regulations, and requirements. Notwithstanding the foregoing, in the event any part of the Project, or any part thereof, is damaged or destroyed by casualty, the Company's obligations to repair or replace the Project, or portion thereof so damaged or destroyed, shall be governed exclusively by
Section 7.2 hereof.

      SECTION 6.2. REMOVAL OF FIXTURES AND EQUIPMENT. The Company shall not be under any obligation to renew, repair, or replace any inadequate, obsolete, worn out, unsuitable, undesirable, or unnecessary fixtures or items of Leased Equipment that are a part of the Project. If any fixture or item of Leased Equipment or parts thereof have become obsolete or worn out, the Company, at its own expense, may remove from the Premises such fixtures, items of Leased Equipment or parts thereof and dispose of them (as a whole or in part) without any responsibility or accountability to the Issuer therefor, in which case the removed property shall cease to be a part of the Project. If the Company, in its sole and absolute discretion, determines that any fixture or item of Leased Equipment or parts thereof should be sold or traded in then the Company may do so provided that it either: (a) replaces such fixture or item of Leased Equipment or parts with other items of property having a value at least equal to the net book value of the property sold or traded in and causes title to such replacement property to be transferred to the Issuer, whereupon the replacement property shall become a part of the Project; or (b) prepays in part the principal of the Bond (or if the Company or an Affiliate of the Company then owns the Bond, the Company causes a credit to be reflected on the Schedule of Payments attached to the Bond as a part payment of principal) in an amount equal to the net book value of the property sold or traded in. At the written request of the Company, the Issuer shall execute such instruments as shall be required to convey title to any such removed fixture or parts thereof to the Company, to the purchaser thereof or to the person accepting the same as a trade in and the Bondholder shall release the lien and security interest of the Security Document therein. The removal from the Project of any fixture or item of Leased Equipment or parts thereof pursuant to the provisions of this Section shall not entitle the Company to any abatement or diminution of the rental payments payable under
Section 5.3 hereof (except to the extent that a prepayment of principal or a credit in reduction of principal of the Bond may result in a reduction of Debt Service on the Bond and a corresponding reduction in the Basic Rent hereunder).

      SECTION 6.3. TAXES, OTHER GOVERNMENTAL CHARGES, AND UTILITY CHARGES. The Company shall, throughout the Lease Term, duly pay and discharge, as the same become due and payable: (i) all taxes and governmental charges of any kind whatsoever that may (on account of a change in law or otherwise) at any time be lawfully assessed or levied against or with respect to the interests of the Issuer, of the Company and of the Holder in the Project, (ii) any taxes levied upon or with respect to the lease revenues and receipts of the Issuer from the Project which, if not paid, will become a lien on the Project or a charge on the revenues and receipts therefrom prior to or on a parity with the charge, pledge, and assignment thereof created and made in the Bond Resolution and in the Security Document, (iii) all utility and other charges incurred in the operation, maintenance, use, occupancy, and upkeep of the Project, and (iv) other levies, permit fees, inspection and license fees and all other charges imposed upon or assessed against the Project or any part thereof or upon the revenues, rents, issues, income and profits of the Project or arising in respect of the occupancy, uses or possession thereof; provided that with respect to special assessments or other governmental charges that may be lawfully paid in installments over a period of years, the Company will be obligated to pay only such installments as are required to be paid during the Lease term. The Company shall exhibit to Issuer and to the Holder upon request validated receipts showing the payment of such taxes and other charges which may be or become a lien or encumbrance on the Project. Upon notifying the Holder of its intention to do so, the Company at its own expense and in its own name and behalf or in the name and behalf of the Issuer and in good faith, contest any such taxes, assessments, and other charges and, in the event of any such contest, may permit the taxes, assessments, or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, but only so long as neither the Project nor any part thereof will be subject to imminent loss or forfeiture by reason of such nonpayment. The provisions set forth above, shall as to ad valorem taxes, not be deemed to be an admission by the Issuer or by the Company that any ad valorem taxes are payable with respect to the Project, it being their understanding that the Act exempts the Project from ad valorem taxes.

      Notwithstanding the foregoing, under the Act the Project, being property of the Issuer, is subject to the same exemption from ad valorem taxation as property of the City and County, and it is not expected that any actual ad valorem taxes will be due with respect to any tax year if on January 1 of such year the Project is owned by the Issuer. In the Incentives and Reimbursement Agreement, the Company has agreed to pay certain payments in lieu of taxes, and the Company agrees to pay such payments in lieu of taxes in accordance therewith.

      Both the Issuer and the Holder shall be entitled to enforce the provisions of this Section, and the Issuer's right to enforce the same is one of the Unassigned Rights.

      SECTION 6.4. INSURANCE REQUIRED.

      (a) The Company, at the expense of the Company, throughout the Term, shall cause the following insurance to be carried with respect to the Project:

            (i) hazard and casualty insurance on the Leased Improvements, in amounts (taking into account a deductible of not more than $100,000 per occurrence) not less than the lesser of (A) an amount not less than 100% of replacement cost of the Project or (B) full insurable value of the Project; all hazard, casualty, and flood insurance policies obtained by the Company as required by Section 6.4(a)(i) shall be endorsed to name the Issuer, a co-loss payee payable and shall be payable to the Issuer or the Holder, as assignee of the Issuer, without contribution, under a standard mortgagee clause (the deductible amount specified above may be increased with the written consent of the Issuer and the Holder and such insurance may be provided through a blanket policy

            (ii) general liability insurance, in amounts of $1,000,000 per occurrence and $2,000,000 in aggregate, and fire damage for any one fire of $500,000, subject to deductibles per occurrence not to exceed $25,000; such policy or policies shall name the Issuer and the Holder as additional insureds (the deductible amount specified above may be increased with the written consent of the Issuer and the Holder); and

            (iii) worker's compensation insurance as required by law relating to the employees working at the Project.

The insurance required by (iii), above, shall be carried by each Person who has employees working at the Project.

      (b) The Issuer, by the Security Agreement, shall assign its interest in the casualty insurance described in (a)(i), above, to the Holder, together with all unearned premiums as further security for the Bond and the Holder may reassign the same to a Lender.

      (c) The Issuer and the Holder shall each respectively be entitled to enforce the provisions of this Article insofar as their rights are concerned, and the Issuer's right to enforce this Article shall be one of the Unassigned Rights.

      SECTION 6.5. APPLICATION OF NET PROCEEDS OF INSURANCE. The Net Proceeds of the liability insurance carried pursuant to the provisions of Section 6.4 shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds have been paid. The Net Proceeds of casualty insurance carried pursuant to Section 6.4 shall be paid jointly to the Holder and the Company, and shall be transferred to the Custodian and deposited in the Project Fund to be applied as provided in Article VII hereof.

      SECTION 6.6. ADVANCES BY THE ISSUER OR THE HOLDER. If the Company shall fail do to or cause to be done any act or pay any taxes, assessments, charges or insurance premiums required by this Article, the Issuer or the Holder may (but shall be under no obligation to), after notifying the Company of its or their intention to do so, do any such act or pay any such taxes, assessments, charges or premiums required by this Article, and all amounts so advanced therefore by the Issuer or the Holder shall become an additional obligation of the Company to the one making the advancement, which amounts shall constitute Additional Rent which shall be payable, with interest as provided in Section 5.3 (b). Any remedy herein vested in the Issuer for the collection of rent shall also be available to the Holder for the collection of any Additional Rent payable to the Holder.

      SECTION 6.7. EMINENT DOMAIN. If the Issuer or the Company obtains knowledge of the institution or threat of institution of any proceedings for the taking of the Project or any portion thereof by exercise of the power of eminent domain, it shall immediately notify the other party hereto and shall also notify the Holder of such proceedings. The Holder may participate in any such proceedings and Issuer and the Company from time to time shall deliver to Holder all instruments requested by it to permit such participation. The Issuer and the Company shall not settle any eminent domain proceeding relating to the Project or any part thereof or sell the Project or any part thereof under threat of eminent domain without the prior written consent of the Holder, which consent shall not unreasonably be withheld, conditioned or delayed. The Net Proceeds of any eminent domain award or any sale in lieu of a taking by eminent domain shall be paid jointly to the Holder and the Company, and shall be transferred to the Custodian and deposited in the Project Fund to be applied as provided in Article VII hereof.

                               [End of Article VI]

                                   ARTICLE VII

                      DAMAGE, DESTRUCTION, AND CONDEMNATION

      SECTION 7.1. ELECTION TO REPAIR, RESTORE OR REPLACE. If any portion of the Project is damaged, destroyed or taken by eminent domain or is sold (under threat of eminent domain or otherwise), the Net Proceeds shall be deposited upon receipt in the Project Fund which shall be held by the Custodian. The Company may, within 180 days following the receipt of such Net Proceeds elect to use such Net Proceeds, in whole or in part, to repair, restore or replace the Project. Any property repaired, restored or acquired to replace any property which was a part of the Project shall become a part of the Project. Upon the completion of such repair, restoration or replacement of the Project and payment of all costs thereof, any unspent Net Proceeds and investment income remaining in the Project Fund may be used, at the election of the Company, to acquire additional property for the Project or to prepay and redeem principal of the Bond.

      SECTION 7.2. ELECTION NOT TO REPAIR, RESTORE OR REPLACE. If an election to repair, restore or replace damaged, destroyed or taken portions or all of the Project is not made within the time provided in Section 7.1, above, or if prior to such time the Company notifies the Issuer and the Custodian that it elects not to repair, restore or replace damaged, destroyed or taken portions or all of the Project, the Custodian of the Project Fund shall immediately apply such moneys to the prepay principal of the Bond. If the Bond is not fully retired, the obligation to pay Basic Rent hereunder shall remain in full force and effect, without abatement or diminution (except to the extent the amount of Basic Rent is reduced on account of such prepayment). If the Company, and Affiliate of the Company or a Lender is then the Holder of the Bond, and the Bond is not fully retired, the Company, such Affiliate or such Lender, as applicable, may surrender the Bond for cancellation, whereupon the obligation for payment of Basic Rent shall terminate, and any obligation for Additional Rent theretofore accrued due shall become immediately due and payable.

                              [End of Article VII]

                                   ARTICLE VIII

                       ADDITIONAL COVENANTS; ADDITIONAL BONDS

      SECTION 8.1. NO WARRANTY OF CONDITION OR SUITABILITY BY THE ISSUER. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, CONDITION, OR WORKMANSHIP OF ANY PART OF THE PROJECT OR THAT THE SAME WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS.

      SECTION 8.2. ACCESS TO THE PROJECT AND RECORDS. The Issuer and the Holder and their respective duly authorized representatives and agents, shall have the right, upon reasonable prior notice to the Company, but subject to any reasonable restriction imposed by the Company for the protection of its patents, trademarks, trade secrets, and other confidential proprietary information, to enter the Leased Premises at all reasonable times during the Lease Term for the purpose of (i) examining and inspecting the Project and (ii) performing such work relating to the Project as has been made necessary by reason of an Event of Default.

      SECTION 8.3. COMPANY TO MAINTAIN ITS EXISTENCE; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that while this Lease is in effect it shall maintain its legal existence and good standing as a corporation in the State of Mississippi and its qualification to do business in Georgia, shall not without the prior written consent of the Issuer and the Holder, which consent shall not be unreasonably withheld or delayed, consolidate with or merge into another Person or permit one or more other Persons to consolidate with or merge into it, and shall not dissolve or otherwise dispose of all or substantially all of its assets. The Company may, without violating the agreement contained in this Section, consolidate with, merge into or convert to another legal entity organized and existing under the laws of one or more states of the United States of America (a "Domestic Entity") or permit one or more such Domestic Entities to consolidate with or merge into it, or sell or otherwise transfer to another Domestic Entity all or substantially all of its assets as an entirety and thereafter the Company may dissolve (if applicable), provided the surviving, resulting, or transferee Domestic Entity (i) is authorized to do business in the State, (ii) assumes in writing all of the obligations of the Company under this Lease, and (iii) obtains all licenses and permits required by law to operate the business in which the Project is being used.

      SECTION 8.4. GOOD STANDING IN THE STATE. The Company warrants that it is, and while this Lease is in effect it will continue to be in good standing in the State.

      SECTION 8.5. INDEMNITY.

      (a) The Company shall and agrees to indemnify and save the Issuer and the Holder and their respective officials, directors, officers, members, counsel, agents and employees (each being an "Indemnified Person") harmless against and from all claims by or on behalf of any Person arising from the conduct or management of or from any work or thing done at the building at which the Project is located and against and from all claims arising from or relating to
(i) any condition of the installation of or the operation of the Project or (ii) any act or negligence of the Company or of any of its agents, contractors, servants, employees, or licensees. However, this indemnity shall not apply, as to any Indemnified Person, to any acts of negligence or willful misconduct or intentional misconduct of the such Indemnified Person. The Company shall indemnify and save each Indemnified Person harmless from and against all costs and expenses incurred in or in connection with any such claim or in connection with any action or proceeding brought thereon, including attorneys' fees, and upon notice from the Issuer, the Company shall defend it (and the other persons and entities referred to above, as appropriate) in any such action or proceeding. The indemnities set forth above specifically extend to, but are in no way limited to, governmental or other claims relating to any actual or alleged violation of any Environmental Laws, regardless of whether or not any such violation relates to any period prior to the acquisition of the Project by the Issuer or its acquisition theretofore by the Company.

      (b) Nothing contained in this Section 8.5 shall require the Company to indemnify any indemnified Person for any claim or liability for which the Company was not given any opportunity to contest or for any settlement of any such action effected without the Company's consent (assuming such rights are available and have not been waived in writing by the Company). The indemnity of the indemnified Persons contained in this Section 8.5 shall survive the termination of this Lease.

      The Issuer and the Holder shall each be entitled to enforce its right to indemnification under this Section, and the Issuer's right to indemnification hereunder shall be one of the Unassigned Rights.

      SECTION 8.6. LICENSES AND PERMITS. The Company shall do all things necessary to obtain, maintain, and renew, from time to time, as necessary, all permits, licenses, franchises, and other governmental approvals necessary for the its ownership of and activities relating to the Project, the lack of which would have a material adverse affect upon the Company's ability to meet its obligations under this Lease.

      SECTION 8.7. COMPLIANCE WITH LAWS. The Company warrants that throughout the Lease Term it shall, at its own expense, maintain the Project in compliance with all applicable life and safety codes and all applicable building and zoning, health, environmental, and safety ordinances and laws, including the Occupational Health and Safety Act and all applicable Environmental Laws, and all other applicable laws, ordinances, rules, and regulations of the United States of America, the State, and any political subdivision or agency thereof having jurisdiction over the Project and which relate to the operations of the Project, any violation of which would have a material adverse affect on the Company's ability to fully perform its obligations under this Lease. The Company's use of the Project shall conform to all laws and regulations of any governmental authority possessing jurisdiction thereof, and the Company shall not, in its use or operation of said building, discriminate or permit discrimination on the basis of race, sex, color or national origin in any manner prohibited by local state or federal laws, rules, orders or regulations.

      If the Company shall first notify the Issuer and the Holder of its intention to do so, the Company may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer and in good faith, contest any allegation that it has not complied with the laws described in this Section 8.7 and, in the event of any such contest, the provisions of this Section 8.7 shall not apply to any such alleged violations of law during the period of such contest and any appeal therefrom. The Issuer shall, at the expense of the Company, cooperate fully with the Company in any such contest.

      The Issuer and the Holder shall each be entitled to enforce the provisions of this Section, and the Issuer's right to enforce this Section shall be one of the Unassigned Rights.

                              [End of Article VIII]

                                   ARTICLE IX

                ASSIGNMENT, SUBLEASING, ENCUMBERING, AND SELLING;
                   REDEMPTION; RENT PREPAYMENTS AND ABATEMENT;
              INSTALLATION OF COMPANY'S OWN MACHINERY AND EQUIPMENT

      SECTION 9.1. ASSIGNMENT AND SUBLEASING.

      (a) The Company may not assign this Lease or sublease the Project, as a whole or in part, without obtaining the prior written consent of the Issuer. If the Company requests the consent of the Issuer to any such assignment or sublease, the Issuer agrees not to withhold, condition or delay the granting of such consent arbitrarily or without reasonable cause. The Issuer hereby consents to the Company's assignment of its interest in this Lease to any Person resulting from a consolidation, merger or transfer of substantially all of the assets of the Company as provided in Section 8.3 of this Lease (a "surviving, resulting or transferee Person") or to a corporation that is an affiliate of Company if, in either case, the requirements set forth in Section 8.3 pertaining to a "surviving, resulting or transferee Person" have been fulfilled. Any such consolidation, merger or transfer of substantially all of the assets of the Company as provided in Section 8.3 hereof, and any assignment, delegation or sublease authorized in Section 8.3 hereof or above in this Section 9.1, or otherwise consented to by the Issuer, shall be subject to each of the following conditions:

            (i) No assignment (other than pursuant to Section 8.3 hereof in a transaction in which Company ceases to exist) or sublease shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any such assignment or sublease, the Company shall continue to remain primarily liable for payment of the rents specified in Section 5.3 hereof and for the payment, performance, and observance of the other obligations and agreements on its part herein provided to be performed and observed by it, unless the Holder of the Bond consents in writing to such release.

            (ii) The assignee or sublessee shall assume in writing the obligations of the Company hereunder to the extent of the interest assigned or subleased.

            (iii) The Company shall furnish or cause to be furnished to the Issuer assurances reasonably satisfactory to the Issuer that the Project will continue to be operated in compliance with the provisions hereof.

            (iv) No such assignment or sublease shall give rise to a novation.

            (v) The Company or such "surviving, resulting or transferee Person" shall, within thirty (30) days after the execution thereof, furnish or cause to be furnished to the Issuer a true and complete copy of each such assignment or sublease, as the case may be. The Issuer shall have the right, at any time and from time to time, to notify any assignee or sublessee of the rights of the Issuer as provided by this paragraph.

      (b) The Issuer confirms and recognizes that the right of possession of sublessees of the Company to the Leased Premises and their other rights arising out of the subleases shall not be affected or disturbed in any way by the Issuer or by the exercise of any rights or remedies by the Issuer for any reason other than one which would entitle the Company under the subleases to dispossess the sublessee from the Leased Premises or which would constitute an event of default under the subleases.

      (c) Notwithstanding the foregoing, no assignment or subleasing shall be permitted unless nationally recognized bond counsel, selected by the Issuer with the approval of the Bondholder, renders an opinion that such leasing will not violate the provisions of this Section.

      SECTION 9.2. RESTRICTIONS ON SALE, ENCUMBRANCE, OR CONVEYANCE OF THE PROJECT BY THE ISSUER. Except pursuant to the Security Document and except for any sale under threat of a taking by eminent domain or a sale pursuant to
Article VI hereof, the Issuer agrees that, during the Lease Term, it shall not, except pursuant to or as permitted by the Security Document: (1) directly, indirectly, or beneficially sell, convey, or otherwise dispose of any part of its interest in the Project, (2) permit any part of the Project to become subject to any lien, claim of title, encumbrance, security interest, conditional sale contract, title retention arrangement, finance lease, or other charge of any kind, without the written consent of the Company and the Holder, and (3) assign, transfer, or hypothecate (other than pursuant to the Bond Resolution and the Security Document) any payment of rent (or analogous payment) then due or to accrue in the future under any lease of the Project, except that if the laws of the State at the time shall permit, nothing contained in this Section shall prevent the consolidation of the Issuer with, or merger of the Issuer into, or transfer of the Project as an entirety to, any public body of the State whose property and income are not subject to taxation and which has authority to carry on the business of owning and leasing the Project, provided, that upon any such consolidation, merger, or transfer, the due and punctual payment of the principal of, premium, if any, and interest on the Bond according to its tenor, and the due and punctual performance and observance of all the agreements and conditions of this Lease, the Bond Resolution and the Security Document to be kept and performed by the Issuer, shall be expressly assumed in writing by the public body resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

      SECTION 9.3. PLEDGE OF THIS LEASE BY THE COMPANY; EASEMENTS. The Company may pledge and encumber its leasehold interest hereunder. The Issuer agrees promptly, upon the written request of the Company, to consent to and grant or join in the granting of any easements or dedications for public use that the Company believes to be necessary or desirable for the operation of the Project.

      SECTION 9.4. REDEMPTION OF BOND. The Issuer, at the written request of the Company and if the Company provides funds therefore, shall forthwith take all steps that may be necessary under the redemption or defeasance provisions of the Bond Resolution to effect the redemption or defeasance of all or part of the then Outstanding Bond, as may be specified by the Company, on the earliest date on which such redemption or defeasance may be made under such applicable provisions.

      SECTION 9.5. PREPAYMENT OF RENTS. There is expressly reserved to the Company the right, and the Company is authorized and permitted, at any time it may choose, to prepay all or any part of the Basic Rent payable under Section 5.3(a) hereof, and the Issuer agrees that it shall accept such prepayments of rents when the same are tendered by the Company. All Basic Rent so prepaid shall at the written direction of the Company be credited toward the Basic Rent payments specified in Section 5.3(a) hereof, in the same manner as such payments are applied to the payment of Debt Service in accordance with terms of the Bond and the Bond Resolution. The Company shall also have the right to surrender the Bond, if it is then owned by the Company, to the Issuer for cancellation, and such Bond, upon such surrender and cancellation, shall be deemed to be paid and no further Basic Rent shall be paid, as provided in
Section 9.6, below.

      SECTION 9.6. COMPANY ENTITLED TO CERTAIN RENT ABATEMENTS IF BOND PAID PRIOR TO MATURITY. If at any time the Bond shall cease to be Outstanding, under circumstances not resulting in termination of the Lease Term, and if the Company is not at the time otherwise in default hereunder, the Company shall be entitled to use the Project from the date such Bond is no longer outstanding to, and including the end of, the Lease Term, with no obligation to make payments of Basic Rent specified in Section 5.3(a) hereof during that interval (but otherwise on the terms and conditions hereof).

      SECTION 9.7. INSTALLATION OF OTHER MACHINERY AND RENTED EQUIPMENT. The Company may from time to time, in its sole discretion and at its own expense, install trade fixtures, machinery, equipment, and other personal property at the Leased Premises. All such trade fixtures, machinery, equipment, and other personal property which are not transferred to the Issuer as part of the Project shall remain the sole property of the Company (or of any leasing company from whom the Company may be renting such items), and the Company or such leasing company, as applicable, may remove the same from the Leased Premise at any time, in its sole discretion and at its own expense. The Company may create any mortgage, encumbrance, lien, or charge on any such trade fixtures, machinery, equipment, and other personal property that is not a part of the Project. The Issuer shall not have any interest in and waives any lessor's lien that it may have on any such trade fixtures, machinery, equipment, or other personal property so installed pursuant to this Section, and all such trade fixtures, machinery, equipment, software and other personal property shall be and remain identified as the property of the Company or such leasing company on its books and/or by appropriate tags or other markings.

      SECTION 9.8. REFERENCE TO BOND INEFFECTIVE AFTER BOND PAID. Upon payment in full of the Bond (or provision for payment thereof having been made in accordance with the defeasance provisions of the Bond Resolution), all references in this Lease to the Bond and the Holder shall be ineffective, and the owner of the Bond shall not thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested. For purposes of this Lease the Bond shall be deemed fully paid if it is defeased as provided in the Bond Resolution.

                               [End of Article IX]

                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

      SECTION 10.1. EVENTS OF DEFAULT DEFINED. The following shall be "Events of Default" under this Lease, and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Lease, any one or more of the following events:

            (a) a failure of the Company to pay Basic Rent in the amounts and at the times required by Section 5.3(a) of this Lease, provided that if the Company is then the Holder of the Bond such Basic Rent shall be deemed to have been paid and the corresponding Debt Service on the Bond shall be deemed to have also been paid, and provided further that thirty (30) days have elapsed following written demand for payment by the Holder to the Company; or

            (b) the Company's failure to observe, perform, or comply with any other covenant, condition, or agreement in this Lease on the part of the Company to be observed or performed (other than as referred to in subsection (a) of this Section) if such covenant, condition or agreement is for the benefit of the Issuer and constitutes any of the Unassigned Rights, for a period of thirty (30) days after the Company's receipt of written notice from the Issuer specifying such breach or failure and requesting that it be remedied, unless the Issuer shall agree in writing to an extension of such time prior to its expiration. It shall not constitute an Event of Default if corrective action is instituted by the Company within the thirty (30) day period and diligently pursued until the breach or default is corrected; or

            (c) the Company's failure to observe, perform, or comply with any covenant, condition, or agreement in this Lease on the part of the Company to be observed or performed, which covenant, condition or agreement is for the benefit of the Holder other than as referred to in subsection (a) and
      (b) of this Section, for a period of thirty (30) days after the Company's receipt of written notice from the Holder specifying such breach or failure and requesting that it be remedied, unless the Holder shall agree in writing to an extension of such time prior to its expiration. It shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable thirty (30) day period and diligently pursued until the breach or default is corrected.

      The Issuer shall notify the Holder in writing of any Event of Default hereunder of which the Issuer has knowledge.

      SECTION 10.2. REMEDIES ON DEFAULT. Whenever any Event of Default referred to in Section 10.1 hereof shall have happened and be subsisting, the Issuer, or the Holder as assignee of the Issuer, to the extent permitted by law, may take any one or more of the following remedial steps:

            (a) The Issuer or Holder, as the case may be, may from time to time take whatever action at law or in equity or under the terms of this Lease may appear necessary or desirable to collect the rents and other amounts payable by the Company hereunder then due or thereafter to become due, or to enforce performance and observance of any obligation, agreement, or covenant of the Company under this Lease.

            (b) In the event a court of competent jurisdiction determines this Lease to be a capital lease, then whether or not the Issuer shall have collected any current damages, the Issuer shall, at its option, be entitled to recover from the Company, and the Company shall pay to the Issuer on demand, as and for liquidated and agreed final damages for the Company's default and in lieu of all current damages beyond the date of such demand, an amount equal to all unpaid installments of Basic Rent, and if any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount agreed upon, the Issuer shall be entitled to the maximum amount allowable under such statute or rule of law. The term "all unpaid installments of Basic Rent and other amounts payable" shall mean an amount equal to the entire principal amount of the then Outstanding Bond, together with all interest accrued or to accrue on and prior to the next succeeding redemption date or dates on which the Bond can be redeemed after giving notice to the owner thereof as required by the Bond Resolution (less moneys available for such purpose then held by the Custodian) and plus any other payments due or to become due hereunder. The Company may elect to surrender the Bond for cancellation, and thereby pay "all unpaid installments of Basic Rent."

      Any amounts collected, pursuant to action taken under this Section with respect to Basic Rent, shall be applied in payment of the Bond.

      Notwithstanding that this Lease (except for Unassigned Rights) is to be assigned to the Holder, the Issuer shall be entitled to enforce this Lease against the Company if any Event of Default relates to such Unassigned Rights or exposes the Issuer, its assets (other than the Bond Security) or its members, officers, employees or agents to any liability. The Holder shall be entitled to enforce the provisions hereof against the Company if any Event of Default affect its interests hereunder. So long as the Bond is outstanding, the Bond shall not be accelerated and this Lease may not be terminated without the prior written consent of the Holder.

      SECTION 10.3. REMEDIES NOT EXCLUSIVE. The remedies herein expressly conferred upon the Issuer and the Holder are intended to be in addition to other remedies existing at law or in equity or by statute. Without limiting the generality of the foregoing, and notwithstanding the foregoing provisions of this Article, and notwithstanding any other term or provision of this Lease and notwithstanding any statutory, decisional, or other law to the contrary, in no event shall the Issuer have any right to terminate this Lease, to enter upon and take possession of the Project, to the dispossession of the Company or the repossession of the Project, or otherwise to obtain possession of the Project, by reason of the occurrence of any Event of Default by the Company hereunder without the prior written consent of the Holder.

      SECTION 10.4. COMPANY TO PAY FEES AND EXPENSES. If in the event the Company should default under any of the provisions of this Lease and if the Issuer or the Holder should employ attorneys, accountants, or other experts or incur other expenses for the collection of amounts due it hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained for its benefit, the Company agrees that it shall on demand therefor pay to such Person the reasonable fees of such attorneys, accountants, or other experts and such other expenses so incurred by the Issuer or the Holder. Any attorneys' fees required to be paid by the Company under this Lease shall include reasonable attorneys' and paralegal's fees through all proceedings, including, but not limited to, negotiations, administrative hearings, trials, and appeals, court costs and reimbursable expenses of such attorneys. The Company and the Holder shall be entitled to enforce their respective rights under this Article and the Issuer's rights under this Article shall be one of the Unassigned Rights.

      SECTION 10.5. WAIVER OF EVENTS OF DEFAULT. The Issuer may waive any Event of Default hereunder and its consequences or rescind any declaration of acceleration of payments of the rents and other amounts due hereunder provided that the Issuer shall not waive any Event of Default (other than Events of Default relating to the Unassigned Rights) without the prior written consent of the Holder. The Holder may waive any Event of Default hereunder other than Events of Default relating to the Unassigned Rights, which may be waived only by the Issuer.

                               [End of Article X]

                                   ARTICLE XI

                           OPTIONS IN FAVOR OF COMPANY

      SECTION 11.1. COMPANY'S OPTION TO TERMINATE LEASE TERM. The Company shall have, and is hereby granted, the option to terminate the Lease Term in its entirety by (i) causing the Bond to be paid or defeased in accordance with the provisions of the Bond Resolution, (ii) paying any amounts due the Issuer or the Holder for Additional Rent, and (iii) giving the Issuer notice in writing of such termination which shall become effective upon the payment or defeasance of the Bond If following such termination any claim for indemnification under this Lease and other Company Documents arises, the obligation of the Company to pay the same shall become due and the Issuer and the Holder may enforce their respective rights to payment directly against the Company.

      SECTION 11.2. OPTION TO PURCHASE PROJECT. The Company shall have, and is hereby granted, the option to purchase the Project for a purchase price (the "option exercise price") which shall be the sum of One Dollar ($1.00), which amount shall be paid directly to the Issuer for its own account and not to the Holder, provided that: (i) the option is exercised not later than one hundred eighty (180) days after the Company's receipt of a written request from the Issuer for the Company to exercise it following the expiration date of the Lease Term, (ii) the Bond has been fully paid or fully defeased as provided in the Bond Resolution (or is paid or defeased as a part of the closing of such purchase or the Bond shall have been surrendered for cancellation), and (iii) any amounts due the Issuer or the Holder for Additional Rent have been paid (or are paid as a part of the closing of such purchase). To exercise such option, the Company or its assignee shall give written notice of exercise to the Issuer and if the Bond has not theretofore been fully paid or defeased, a copy of such notice shall be mailed or delivered by the Company to the Holder at the address of the Holder as reflected on the Bond Register. The purchase of the Project shall be closed within sixty (60) days from the date of such notice, or on such earlier or later date as may be agreed to by the Issuer and the Company.

      If following such purchase any claim for indemnification under this Lease and other Company Documents arises with respect to acts occurring prior to termination of this Lease or conditions (including environmental conditions) existing prior to such termination, the obligation of the Company to pay the same shall become due and the Issuer and the Holder may enforce their right to payment directly against the Company.

      SECTION 11.3. NO OBLIGATION TO EXERCISE OPTIONS. The Company shall be under no obligation to exercise the options granted in Section 11.1 or Section 11.2.

      SECTION 11.4. CONVEYANCE ON EXERCISE OF OPTION TO PURCHASE. At the closing of any purchase pursuant to the exercise of the option to purchase granted herein, the Issuer shall upon receipt of the purchase price, deliver to the purchaser a limited warranty deed and a bill of sale conveying to the Company good title (of the same quality as received by the Issuer) to the property being purchased, as such property then exists, subject to the following: (i) those liens and encumbrances (if any) to which title to said property was subject immediately following the delivery of the Bond but excluding this Lease, the Security Document and the Bond Resolution, (ii) those liens and encumbrances created by the Company or to the creation or suffering of which the Company consented, (iii) those liens and encumbrances resulting from the failure of the Company to perform or observe any of the agreements on its part contained in this Lease and (iv) other Permitted Encumbrances.

      SECTION 11.5. PUBLIC PURPOSE OF LEASE AND OPTION TO PURCHASE. The Issuer finds and determines that the operation of the Project by the Company will create employment opportunities in the County and that in entering into this Lease and granting the purchase option herein contained, the Issuer is considering the entire transaction as a whole, including the promotion and expansion for the public good and welfare industry and trade within the County and the reduction of unemployment, and the fact that as a condition to the exercise of the options all indebtedness with respect to the Project will have been paid in full.

      SECTION 11.6. PRIORITY POSITION OF OPTION. Notwithstanding any other provision hereof or of the Bond Resolution, the option granted to the Company in
Section 11.2 may be exercised whether or not an Event of Default hereunder has occurred and is continuing or whether or not an Event of Default under the Bond Resolution has occurred and is continuing, provided that this Lease and the option granted in Section 11.2 shall be subordinate to the Security Document.

                               [End of Article XI]

                                  ARTICLE XII

                                 MISCELLANEOUS

      SECTION 12.1. QUIET ENJOYMENT. The Issuer agrees that so long as the Company shall fully and punctually pay all of the rents and other amounts provided to be paid hereunder by the Company and shall fully and punctually perform all of its other covenants and agreements hereunder, the Company shall peaceably and quietly have, hold, and enjoy the Project during the Lease Term, and the Issuer warrants and covenants that it will defend the Company in such peaceable and quiet possession of the Project.

      SECTION 12.2. NOTICES. Any request, demand, authorization, direction, notice, consent, or other document provided or permitted by this Lease to be made upon, given or furnished to, or filed with, the Issuer, the Company or the initial Holder as set forth below shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Lease) either
(i) delivered personally to the party or, if such party is not an individual, to an officer or other legal representative of the party to whom the same is directed, or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) sent via nationally recognized overnight courier for next business day delivery, or (iv) sent by fax, as follows.

To the Issuer:                  Moultrie-Colquitt County Development Authority
                                116 First Avenue, S. E.
                                Moultrie, GA 31776
                                Attn: Chairman
                                Fax: (229) 890-2638

To the Company                  Sanderson Farms, Inc. (Processing Division)
                                P.O. Box 988
                                Laurel, Mississippi 39441
                                Attn: CF0
                                Fax: (601) 425-0704

      Any person designated in this Section 12.2 may, by notice given to each of the others, designate any additional or different addresses to which subsequent notices, certificates, or other communications shall be sent.

      SECTION 12.3. CONSTRUCTION AND BINDING EFFECT. This Lease constitutes the entire agreement of the parties concerning the subject matter hereof and supersedes any prior agreements with respect thereto. This Lease shall inure to the benefit of the Issuer, the Company, the Holder and their respective successors and assigns, and shall be binding upon the Issuer and the Company, subject, however, to the limitations contained in Sections 8.3, 9.1, and 9.2 hereof.

      SECTION 12.4. SEVERABILITY. In the event any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

      SECTION 12.5. AMOUNTS REMAINING IN THE FUNDS. It is agreed by the parties hereto that any amounts remaining in the Funds upon expiration or sooner termination of the Lease Term, as provided in this Lease, after payment or defeasance of the Bond in full and all sums due and owing to the Issuer and the Holder shall have been paid, shall belong to and shall be paid to the Company as an overpayment of rent.

      SECTION 12.6. FEES PAID BY THE COMPANY. Except as Section 4.3 hereof permits the payment or reimbursement thereof, the Company shall pay all fees and expenses relating to this Lease, including but not limited to any recording fee and tax upon this Lease, and reasonable attorneys' fees and expenses. In case the Issuer, with the written consent of the Company, pays or advances any money for recording, preparation of documents, any expenses incurred in the completion of this transaction, the payment of any insurance premiums, encumbrances, tax, assessment, or other charge or lien upon the Project, or any other amounts necessary for the payment of the Costs of the Project, the same shall be advances payable in accordance with Section 6.6 of this Lease.

      SECTION 12.7. NO ISSUER LIABILITY; IMMUNITY OF MEMBERS, OFFICERS, AND EMPLOYEES OF ISSUER. The Company, assumes full responsibility for the acquisition and installation of the Project and for any Additions or Alterations thereto replacements thereof and substitutions therefore, and hereby releases the Issuer for any responsibility or liability with respect to the foregoing. No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Issuer contained in this Lease or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise, or agreement of the Issuer contained in the Bond Resolution against any director, member, officer, or employee, as such, in his individual capacity, past, present, or future, of the Issuer, or any successor Person, whether by virtue of any constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Lease is solely a corporate obligation of the Issuer payable only from the funds and assets of the Issuer herein specifically provided to be subject to such obligation and that no personal liability whatsoever shall attach to, or be incurred by, any director, member, officer, or employee, as such, past, present, or future, of the Issuer, or of any successor Person, either directly or through the Issuer, or any successor Person, under or by reason of any of the obligations, covenants, promises, or agreements entered into between the Issuer and the Company whether contained in this Lease or in the Bond, in the Bond Resolution, in the Financing Documents or to be implied hereunder or thereunder as being supplemental hereto or thereto, and that all personal liability of that character against every such director, member, officer, and employee of the Issuer or any such successor Person is, by the execution of this Lease and as a condition of and as part of the consideration for the execution of this Lease, expressly waived and released by the Company. The immunity of directors, members, officers, and employees of the Issuer under the provisions contained in this Section shall survive the completion of the Project and the termination of this Lease.

      SECTION 12.8. AMENDMENTS, CHANGES, AND MODIFICATIONS. This Lease may not be amended, modified, altered, or terminated, except as provided in the Bond Resolution.

      SECTION 12.9. EXECUTION OF COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 12.10. LAW GOVERNING CONSTRUCTION OF THIS LEASE. This Lease is prepared and entered into with the intention that the laws of the State of Georgia, exclusive of such state's rules governing choice of law, shall govern its construction.

      SECTION 12.11. COVENANTS RUN WITH PROJECT. The covenants, agreements, and conditions herein contained shall run with the Project hereby leased and shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

      SECTION 12.12. SUBORDINATION TO SECURITY DOCUMENT. This Lease and the rights and privileges hereunder of the Company are specifically made subject and subordinate to the rights and privileges of the Holder, as set forth in the Security Document

      SECTION 12.13. NET LEASE. This Lease shall be deemed and construed to be a "triple net lease," and the Company shall pay absolutely net during the Lease Term the rent and all other payments required hereunder, free of any deductions, without abatement, diminution, or set-off other than those herein expressly provided.

      SECTION 12.14. SURRENDER OF PROJECT. Except as otherwise provided in this Lease, at the expiration or sooner termination of the Lease Term, the Company agrees to surrender possession of the Project peaceably and promptly to the Issuer in as good condition as at the commencement of the Lease Term, excepting only ordinary wear, tear, and obsolescence, and damage by fire or other casualty or a taking by eminent domain which the Company is not obligated by this Lease to repair.

      SECTION 12.15. IMMUNITY OF MEMBERS, MANAGERS, AND EMPLOYEES OF COMPANY. No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Company contained in this Lease or for any claim based hereon or otherwise in respect hereof, against any member, manager, or employee of the Company or any successor entity, in his or her individual capacity, past, present, or future, of the Issuer, whether by virtue of any constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Lease is solely an obligation of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any such member, manager, or employee, either directly or through the Company, or any successor entity, under or by reason of any of the obligations, covenants, promises, or agreements contained in this Lease or to be implied here from, and that all personal liability of that character against every such member, manager, or employee is, by the execution of this Lease and as a condition of and as part of the consideration for the execution of this Lease, expressly waived and released. The immunity of member, manager, or employee of the Company under the provisions contained in this Section shall survive the termination of this Lease. The provisions of this section shall extend to the shareholders, directors, officer and employees of any successor to the Company that is a corporation and shall extend to any limited (but not general) partners of any successor to the Company that is a partnership.

      SECTION 12.16. PAYMENTS DUE ON OTHER THAN BUSINESS DAYS. Whenever a date upon which a payment is to be made under this Lease falls on a date which is not a Business Day, such payment may be made on the next succeeding Business Day without interest for the intervening period.

      SECTION 12.17. CLAWBACK PROVISION. As partial compensation for the economic and other damage that will be sustained by the Issuer, the community and the State of Georgia in the event the Company fails to complete the Project or after completion of the Project, ceases all or substantially all manufacturing (including processing) activities on the Project premises (hereinafter referred to as "Closing"), in such event within the following time periods, the Company agrees to pay to the Issuer the following additional sums:

      (1) The sum of $2,275,000 if Closing occurs within the first year after the date of delivery of this Lease;

      (2) The sum of $1,820,000 if Closing occurs during the second year after the date of delivery of this Lease;

      (3) (3) The sum of $1,365,000 if Closing occurs during the third year after the date of delivery of this Lease;

      (4) The sum of $910,000 if Closing occurs during the fourth year after the date of delivery of this Lease;

      (5) The sum of $455,000 if Closing occurs during the fifth year after the date of delivery of this Lease.

If Closing occurs during the sixth year or later after the date of delivery of this Lease, nothing shall be due to the Issuer as additional compensation. However, all amounts owed under the terms of this Lease must be satisfied in either event. The above provisions are also set forth in Section 6 the Incentives and Reimbursement Agreement.

                              [End of Article XII]

      IN WITNESS WHEREOF, the Issuer has executed this Lease by causing its name to be hereunto subscribed by its Chairman or Vice Chairman and by causing the official seal of the Issuer to be impressed hereon and attested by its Secretary or Assistant Secretary and the Company has executed this Lease by causing its name to be hereunto subscribed by its duly authorized official, all being done as of the day and year first above written.

                                               MOULTRIE-COLQUITT COUNTY
                                               DEVELOPMENT AUTHORITY

Signed and sealed in the presence of:

                                               By:____________________________
                                                              Chairman

____________________________________           ATTEST:
Unofficial Witness

                                               _______________________________
____________________________________                          Secretary
Notary Public

My Commission Expires:______________

           (NOTARY SEAL)                                   (AUTHORITY SEAL)

                       [Signatures Continued On Next Page]

                                               SANDERSON FARMS, INC.
                                               (PROCESSING DIVISION)

Signed and sealed in the presence of:          By:____________________________
                                               Name:__________________________
                                               Title:_________________________

____________________________________
Unofficial Witness                             ATTEST:

____________________________________           _______________________________
Notary Public                                  Name:__________________________
                                               Title:_________________________
My Commission Expires:______________

            (NOTARY SEAL)                               (CORPORATE SEAL)

                [Company's Signature Page to the Lease Agreement]

                                   EXHIBIT A

                         DESCRIPTION OF THE LEASED LAND

183.34 acres in Lot of Land Number 305 in the 8th Land District of Colquitt County, Georgia, more particularly described as follows: Begin at a point on the original west land lot line of said land lot 100.04 feet north of the original southwest corner of said land lot, and from said point of beginning run north
0 degree 11'12" east 3166.20 feet along the original west land lot line of said land lot to a point; run thence north 86 degrees 56'28" east 1584.60 feet to a point; run thence north 89 degrees 31'02" east 311.82 feet to a point; run thence north 86 degrees 59'30" east 638.50 feet to a fence post; run thence south 06 degrees 15'09" west 325 feet to an iron pin; run thence south 23 degrees 22'40" west 352.34 feet to an iron pin; run thence south 16 degrees 09'31" west 386.01 feet to an iron pin; run thence south 86 degrees 55'45" west 96 feet to an iron pin; run thence south 25 degrees 19'28" east 418.64 feet to a point which is 15.23 feet east of an iron pin; run thence north 86 degrees 59'28" east 258 feet to a point; run thence south 03 degrees 00'32" east 1780.72 feet to a point; run thence south 88 degrees 28'58" west 1146.06 feet to a point; run thence south 43 degrees 28'58" west 70.71 feet to a point; run thence south 88 degrees 28'58" west 1500 feet to the west original land lot line of said Land Lot Number 305 and the point or place of beginning. Said property is should on a plat entitled "Plat of Survey for Moultrie/Colquitt County Development Authority" made by Dan Hinson Land Surveyor, Inc. dated 10-28-04 and recorded in Plat Book 38, page 94, in the office of the clerk of the Superior Court of Colquitt County, Georgia, which said plat and the record thereof are by reference incorporated herein.

                                     -A-1-